UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2024
Date of Report (Date of earliest event reported)

ITRON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22418	91-1011792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2111 N. Molter Road	Liberty Lake,	WA	99019
(Address of principal executive offices, Zip Code)

(509)	924-9900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

On September 19, 2024, the Board of Directors of Itron, Inc. (Itron or the Company) approved the appointment of David M. Wright, 54, as the Company’s Vice President, Corporate Controller & Chief Accounting Officer. Among other duties, Mr. Wright will have the duties and responsibilities of the “principal accounting officer” of the Company for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934. Until Mr. Wright’s appointment, the duties and responsibilities of the “principal accounting officer” were held by Joan S. Hooper, Itron’s Senior Vice President and Chief Financial Officer.

Mr. Wright rejoined the Company in September 2018 and has served as Vice President and Corporate Controller since May 2019. He is a Certified Public Accountant licensed in the State of Washington.

There was no new material plan, contract, or arrangement between Mr. Wright and the Company in connection with his appointment as Chief Accounting Officer.

There are no arrangements or understandings between Mr. Wright and any other persons pursuant to which Mr. Wright was appointed to serve as Chief Accounting Officer. There are no family relationships between Mr. Wright and any director or executive officer of the Company, and there are no transactions between Mr. Wright and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01    Other Events.

Approval of Share Repurchase Program

Effective September 19, 2024, Itron’s Board of Directors authorized a new share repurchase program of up to $100 million of Itron’s common stock over an 18-month period. Repurchases will be made in the open market and pursuant to the terms of any Rule 10b5-1 plans that Itron may enter into, and in accordance with applicable securities laws. The repurchase program is intended to comply with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

	By:	/s/ JOAN S. HOOPER
Dated: September 23, 2024		Joan S. Hooper
Senior Vice President and Chief Financial Officer